UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001732963
CSAIL 2018-CX11 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001654060
Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC (formerly known as BSPRT Finance, LLC)
(Exact name of sponsor as specified in its charter)

New York	333-207361-08	38-4059991 38-4059992 38-7196269
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 538-1807
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the August 17, 2020 and September 17, 2020 Distribution Dates. On September 24, 2020, the Certificate Administrator was notified that the Master Servicer revised the September distribution amounts to include additional ASER related cash shortfalls. This resulted in an overpayment to the Class NR-RR Certificateholders in the amount of $69,950.10. The Certificateholders disputed the servicer’s reporting, and the claim was discarded. On November 3, 2020, the Certificate Administrator was advised by the Master Servicer that ASER amounts reported were incorrect for the August 17, 2020 and September 17, 2020 Distribution Dates which resulted in incorrect interest payments being made to the Class NR-RR Certificateholders.  This resulted in an overpayment to Class NR-RR Certificateholders of $69,950.10 for the August 17, 2020 Distribution Date and an overpayment to Class NR-RR Certificateholders of $38,422.94 for the September 17, 2020 Distribution Date. A claim has been submitted to the Class NR-RR Certificateholders for the overpaid amounts and when those funds have been received, they will  be returned to the Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)

/s/ Charles Y. Lee
Charles Y. Lee, President and CEO

Date:  November 9, 2020